Exhibit 10.53

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”), dated effective as of as of July 23, 2014, is made by and among U.S. Dry Cleaning Services Corporation, a Delaware corporation (the “Company”), and each of the holders identified on the signature pages hereto (each a “Holder” and collectively, the “Holders”).

R E C I T A L S

WHEREAS, the Company has previously entered into and borrowed funds under each of the following debt instruments with certain of the Holders:

•                  10% Senior Secured Original Issue Discount Convertible Debentures, issued in separate closings on September 23, 2011 and September 27, 2011 (“September Debentures”), in the aggregate principal amount of $5,720,000 (the “September Debentures Exchange Amount”);

•                  6% Senior Secured Convertible Debentures initially issued on October 21, 2011 and purchased by Setal 8 Trust on November 16, 2012 (“Setal 8 Notes”) with outstanding principal and accrued interest as of April 30, 2014 of $147,518.93 (the “Setal 8 Exchange Amount”);

•                  10% Senior Secured Original Issue Discount Convertible Debenture issued to Setal 9 Trust on August 22, 2012 in the original principal amount of $550,000 (“Setal 9 Note”), with outstanding principal and accrued interest as of April 30, 2014 of $640,577.78 (the “Setal 9 Exchange Amount”);

•                  Loan and Security Agreement, dated November 6, 2012, by and between the Company and Setal 8 Trust (the “Arizona Loan”), with advances and accrued interest thereon of $117,753.29 as of April 30, 2014 (the “Arizona Exchange Amount”);

•                  Loan and Security Agreement, dated January 3, 2013, by and between the Company and Setal 8 Trust (the “Riverside Loan”), with advances and accrued interest thereon of $345,962.27 as of April 30, 2014 (the “Riverside Exchange Amount”); and

•                  Loan and Security Agreement, dated January 17, 2014, by and between the Company and Setal 11 LLC (the “Setal 11 Loan”), with advances and accrued interest thereon of $2,449,281.04 as of April 30, 2014  (the “Setal 11 Exchange Amount”); and

WHEREAS, the Company has previously issued the following warrants to purchase shares of Common Stock (each a “Warrant” and, collectively, the “Warrants”) to certain of the Holders:

•                  Warrants to purchase an aggregate of 178,750 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issued to the holders of the September Debentures in separate closings on September 23, 2011 and September 27, 2011;

•                  Warrants to purchase 9,057 shares of Common Stock issued on September 23, 2011, to Maxim Group LLC;

•                  Warrants to purchase 17,185 shares of Common Stock issued on February 23, 2012, currently held by Setal 10 Trust;

•                  Warrants to purchase 1,875 shares of Common Stock issued on July 12, 2012 to Mike Smith; and

•                  Warrants to purchase 17,188 shares of Common Stock issued on August 22, 2012 to Setal 9 Trust; and

WHEREAS, certain of the Holders hold the following shares of Common Stock as described below:

•                  326,563 shares of Common Stock held by Setal 10 Trust (as may be adjusted for subsequent stock splits, combinations and similar events, the “Setal 10 Shares”);

•                  1,328,907 shares of Common Stock (as may be adjusted for subsequent stock splits, combinations and similar events, the “Subordinated Holder Shares”) held by the holders of the 10% Subordinated Secured Convertible Debentures issued on September 23, 2011 (“Subordinated Debentures”) in connection with and as a condition to their exchange of the Subordinated Debentures for shares of the Company’s Series A Preferred Stock; and

•                  442,969 shares of Common Stock held by Setal 11, LLC (as may be adjusted for subsequent stock splits, combinations and similar events, the “Setal 11 Shares” and collectively with the Setal 10 Shares and the Subordinated Holder Shares, the “Common Shares”);

WHEREAS, all share numbers identified in this Agreement give effect to a one-for-sixteen reverse stock split of the Company’s common stock effective June 19, 2014; and

WHEREAS, in connection with the Company’s proposed IPO (as defined below), the parties hereto have agreed to, among other things, exchange the Current Loans and the Warrants for shares of Common Stock and cancel certain of the Common Shares concurrent with, and conditioned upon the closing of, the IPO, on such terms as set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in the State of California are authorized or required by law to be closed for business.

“Closing Date” shall mean the date on which the IPO closes.

“Current Loans” means the September Debentures, the Setal 8 Note, the Setal 9 Note, the Arizona Loan, the Riverside Loan and the Setal 11 Loan.

“Exchange Warrant Shares” means the number of shares issuable upon exercise of the applicable Warrant at the applicable time.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“IPO” means an underwritten public offering of the Common Stock under the Securities Act with a gross aggregate offering proceeds of at least $6,000,000 (prior to underwriting commissions and discounts).

“IPO Price” the price at which a share of Common Stock is sold to the public in the IPO.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Setal Entities” means Setal 1, LLC, Setal 2, LLC, Setal 3, LLC, Setal 4, LLC, Setal 5, LLC and Setal 6, LLC, Setal 7, LLC, Setal 8 Trust , Setal 9 Trust, Setal 10 Trust, Setal 11, LLC.

2.                                      Exchange and Termination of Current Loans and Warrants; Cancellation of Shares of Common Stock.

(a)                                 On the Closing Date, concurrently with the closing of the IPO, the following exchanges (collectively, the “Exchanges”) shall take place:

(i)                                     The September Debentures shall be exchanged for that number of shares of Common Stock equal to (x) September Debenture Exchange Amount divided by (y) the IPO Price;

(ii)                                  The Setal 8 Notes shall be exchanged for that number of shares of Common Stock equal to (x) the Setal 8 Exchange Amount divided by (y) the IPO Price;

(iii)                               The Setal 9 Note shall be exchanged for that number of shares of Common Stock equal to (x) the Setal 9 Exchange Amount divided by (y) the IPO Price;

(iv)                              The Company’s obligations under Arizona Loan shall be eliminated in exchange for that number of shares of Common Stock equal to (x) the Arizona Exchange Amount divided by (y) the IPO Price;

(v)                                 The Company’s obligations under Riverside Loan shall be eliminated in exchange for that number of shares of Common Stock equal to (x) the Riverside Exchange Amount divided by (y) the IPO Price;

(vi)                              The Company’s obligations under Setal 11 Loan shall be eliminated in exchange for that number of shares of Common Stock equal to (x) the Setal 11 Exchange Amount divided by (y) the IPO Price; and

(vii)                           Each Warrant shall be exchanged for that number of shares of Common Stock equal to (x) the number of Exchange Warrant Shares with respect to each such Warrant divided by (y) two (2).

(b)                                 Upon the consummation of the Exchanges, the Company shall have no further obligations under the agreements evidencing the Current Loans and the Warrants and such agreements shall be terminated and shall have no further force or effect.

(c)                                  On the Closing Date, concurrently with the closing of the IPO, the following shares of Common Stock shall be cancelled (the “Cancellations”):

(i)                                     226,563 Setal 10 Shares, such that 100,000 Setal 10 Shares remain after the Cancellations;

(ii)                                  528,906 Subordinated Holder Shares, such that 800,000 Subordinated Holder Shares remain after the Cancellations; and

(iii)                               342,969 Setal 11 Shares, such that 100,000 Setal 11 Shares remain after the Cancellations.

3.                                      Mechanics of Exchange.

(a)                                 Delivery.  To effect the Exchanges hereunder, each Holder shall surrender physical possession of all September Debentures, the Setal 8 Notes, the Setal 9 Note and any notes issued under the Arizona Loan, the Riverside Loan or the Setal 11 Loan held by any such Holder to the Company on the Closing Date.  To effect the Cancellations hereunder, each Holder shall surrender physical possession of all certificates, if any, representing the Common Shares held by such Holder.

(b)                                 Delivery of Certificates Upon Exchange and Cancellation.  Not later than ten (10) Business Days after the Closing Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered to each Holder, a certificate or certificates representing the number of shares of Common Stock issuable to such Holder upon the Exchanges (the “Exchange Shares”).  On or before the Share Delivery Date, the Company shall deliver, or cause to be delivered to each Holder, a certificate or certificates representing the number of shares of Common Stock issuable to such Holder after giving effect to the Cancellations.

(c)                                  Covenants with respect to Exchange Shares.  The Company covenants that it will, at all times until the Closing Date, reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon the Exchanges as herein provided, free from preemptive rights or any other actual contingent purchase rights of any Person, not less than such aggregate number of shares of the Common Stock as shall be issuable upon the Exchanges. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.  The Exchange Shares shall be issued to the Holder in exchange for such Holder’s Current Loan and/or Warrants, without the payment of any additional consideration.

(d)                                 Fractional Shares.  No fractional shares of Common Stock are to be issued upon the Exchanges or Cancellations, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number.

(e)                                  Transfer Taxes.  The issuance of certificates for shares of Common Stock in the Exchanges shall be made without charge for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon the Exchanges in a name other than that of the applicable Holder and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

4.                                      Holder’s Representations and Warranties.  As a material inducement to the Company to enter into this Agreement and consummate the Exchange, each Holder, severally and not jointly with any other Holder, represents, warrants and covenants to the Company as follows:

(a)                                 Ownership.  The Holder owns the Current Loans, Warrants and Common Shares listed on such Holder’s signature page to this Agreement free and clear of any liens (other than the obligations pursuant to this Agreement and applicable securities laws).

(b)                                 Reliance on Exemptions.  The Holder understands that the Exchange Shares are being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Exchange Shares.

(c)                                  No Governmental Review.  The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Exchange Shares or the fairness or suitability of the investment in the Exchange Shares nor have such authorities passed upon or endorsed the merits of the offering of the Exchange Shares.

(d)                                 Validity; Enforcement.  This Agreement to which the Holder is a party has been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(e)                                  No Conflicts.  The execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Holder or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Holder, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

(f)                                   Investment Representations.

(i)                                     The Company has made available to the Holder all the information reasonable available to the Company that the Holder has requested for deciding whether to acquire the Exchange Shares.  The Holder confirms that it has been given sufficient access to information regarding the Company in connection with its decision to acquire the Exchange Shares, including the opportunity to ask questions of, and receive answers from, persons acting on behalf of the Company and concerning the Company’s financial affairs, prospects and condition.  The Holder has heretofore received all such information as the Holder deems necessary and appropriate to enable the Holder to evaluate the financial risk inherent in acquiring the Exchange Shares and the Holder further represents and warrants that the Holder has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

(ii)                                  The Holder (i) is resident in or otherwise subject to the securities legislation of the United States, and the issuance of the Exchange Shares to the Holder has occurred only in the United States; (ii) by reason of its or his business or financial expertise, has the capacity to protect its or his own interests in connection with its or his acquisition of the

Securities; and (iii) is an “accredited investor” as defined in Rule 501 of Regulation D of the Securities Act.  The Holder is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority (“FINRA”), or an entity engaged in the business of being a broker dealer.  Except as otherwise disclosed in writing to the Company on or prior to the date of this Agreement, the Holder is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA or an entity engaged in the business of being a broker dealer.

(iii)                               The Holder is acquiring the Exchange Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and the Holder does not have a present arrangement to effect any distribution of the Securities to or through any person or entity.

(iv)                              The Holder acknowledges that (i) currently no public markets exist for the shares of Common Stock and upon the closing of the IPO a limited public market will exist for the shares of Common Stock, (ii) the offer and issuance of the Exchange Shares have not been registered under the Securities Act and no assurances can be given by the Company that any of the Exchanged Shares will be registered for resale under the Securities Act, (iii) he, she or it must and shall bear the economic risk of holding the Exchange Shares, which may be for an indefinite period of time, because at the time such Exchange Shares are issued they will not have been registered under the Securities Act or any other securities law and, therefore, cannot be sold unless they are subsequently registered under applicable federal and state securities laws or an exemption from such registration is available; (iv) the Exchange Shares may not be resold or transferred on the official stock transfer records of Company without furnishing to Company an opinion of counsel reasonably acceptable to Company that such sale or transfer of the Exchange Shares will not violate the registration provisions of applicable federal and state securities laws; and (v) certificates representing the Securities shall have endorsed on them a restrictive legend to this effect as set forth immediately below.

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.”

(v)                                 The Holder acknowledges that: (i) there is no government or other insurance covering such Exchange Shares; and (ii) there are risks associated with the acquisition of the Exchange Shares.

(vi)                              The Holder, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Exchange Shares, and has so evaluated the merits and risks of such investment.  Such Holder understands that it must bear the economic risk of this investment in the Exchange Shares indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(vii)                           Holder is a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code).

(g)                                  Exculpation.  The Holder acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.

(h)                                 Residence.  If the Holder is an individual, then the Holder resides in the state or province identified in the address of the Holder set forth on the Holder’s signature page hereto; if the Holder is a partnership, corporation, limited liability company or other entity, then the office or offices of the Holder in which its principal place of business is identified in the address or addresses of the Holder set forth on the Holder’s signature page hereto.

5.                                      Covenants of the Holders.

(a)                                 Each Holder agrees that, until the earlier of the Termination Date (as defined below) or the Closing Date, he, she or it shall not:

(i)                                     assign, sell, offer to sell, pledge, mortgage, hypothecate, encumber, dispose of or otherwise transfer or encumber the Current Loans, the Warrants or the Common Shares;

(ii)                                  convert the September Debentures, the Setal 8 Notes or the Setal 9 Notes; or

(iii)                               exercise the Warrants.

(b)                                 Each Holder agrees that, if requested by a underwriter participating in the IPO or the Company, he, she or it will enter into a lock-up agreement pursuant to which the Holder will agree, subject to customary exceptions, not to dispose of or hedge any of the Company’s shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common stock for a period established by the underwriter.

6.                                      Conditions to Issuance of Exchange Shares and Cancellations.  The obligations of the Company and the Holders under this Agreement on the Closing Date are subject to the satisfaction of each of the following conditions:

(a)                                 The representations and warranties of the Holder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and the Holder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Closing Date.

(b)                                 All conditions to the closing of the IPO shall be satisfied (except for conditions that are to be satisfied concurrently with the closing of the IPO).

7.                                      Termination.  This Agreement shall terminate upon the earlier to occur of (a) the date that the Company informs the holders that it has abandoned the currently proposed IPO and (b) December 31, 2014 (the “Termination Date”).

8.                                      Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via or portable document format (“PDF”) email attachment to the e-mail address set forth on the signature page(s) attached hereto prior to 5:30 p.m. (California time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via PDF email attachment to the e-mail address set forth on the signature page(s) attached hereto on a day that is not a Business Day or later than 5:30 p.m. (California time) on any Business Day, (c) the 2nd Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature page(s) attached hereto or such other address as the recipient party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

9.                                      Amendments.  This Agreement may not be amended or terminated and the observance of any term of this Agreement may not be waived with respect to any party without the prior written consent of all parties to this Agreement.

10.                               Governing Law.  This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

11.                               Dispute Resolution.  The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the federal and state courts located within the geographic boundaries of Orange County, California for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the federal and state courts located within the geographic boundaries of Orange County, California and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. The prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

12.                               Indemnification.  Subject to the provisions of this Section 12, the Company will indemnify and hold each of the Setal Entities, Leter E. Taylor, Jr., and the Taylor Family Trust and each of their its directors, officers, shareholders, members, partners, employees and agents

(and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, an “Indemnified Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Indemnified Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement (b) any action instituted against an Indemnified Party in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company, with respect to any of the transactions contemplated by this Agreement. If any action shall be brought against any Indemnified Party in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Indemnified Party. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Indemnified Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Indemnified Party under this Agreement (y) for any settlement by a Indemnified Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Indemnified Party’s breach of any of the representations, warranties, covenants or agreements made by such Indemnified Party in this Agreement.

13.                               Miscellaneous.

(a)                                 The provisions of this Agreement are severable.  The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions.  If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof.

(b)                                 This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

COMPANY:
U.S. DRY CLEANING SERVICES CORPORATION, a Delaware corporation

/S/ ALEX M. BOND
Alex M. Bond, Chief Executive Officer

Address:
20250 Acacia St., Suite 230
Newport Beach, CA 92660

E-mail Address: alex@usdrycleaning.com

[Signature Page to Exchange Agreement - Company]

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:
SETAL 1, LLC

	By:	/S/ LESTER E. TAYLOR, JR.
Name: Lester E. Taylor, Jr.
Title: Managing Member

Address:
P.O. Box 1687
Bellflower, CA 90707
E-mail Address: skip.taylor1@gmail.com

Current Loans Held (include date of issuance, and original principal amount):

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 248,702

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 98,984

[Signature Page to Exchange Agreement - Holder]

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:
SETAL 2, LLC

	By:	/S/ LESTER E. TAYLOR, JR.
Name: Lester E. Taylor, Jr.
Title: Managing Member

Address:
P.O. Box 1687
Bellflower, CA 90707
E-mail Address: skip.taylor1@gmail.com

Current Loans Held (include date of issuance, and original principal amount):

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 117,913

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 46,929

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:
SETAL 3, LLC

	By:	/S/ LESTER E. TAYLOR, JR.
Name: Lester E. Taylor, Jr.
Title: Managing Member

Address:
P.O. Box 1687
Bellflower, CA 90707
E-mail Address: skip.taylor1@gmail.com

Current Loans Held (include date of issuance, and original principal amount):

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 258,523

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 102,893

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:
SETAL 4, LLC

	By:	/S/ LESTER E. TAYLOR, JR.

Name: Lester E. Taylor, Jr.
Title: Managing Member

Address:
P.O. Box 1687
Bellflower, CA 90707
E-mail Address: skip.taylor1@gmail.com

Current Loans Held (include date of issuance, and original principal amount):

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 205,555

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 81,811

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:
SETAL 5, LLC

	By:	/S/ LESTER E. TAYLOR, JR.
Name: Lester E. Taylor, Jr.
Title: Managing Member

Address:
P.O. Box 1687
Bellflower, CA 90707
E-mail Address: skip.taylor1@gmail.com

Current Loans Held (include date of issuance, and original principal amount):

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 123,047

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 48,973

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:
SETAL 6, LLC

	By:	/S/ LESTER E. TAYLOR, JR.
Name: Lester E. Taylor, Jr.
Title: Managing Member

Address:
P.O. Box 1687
Bellflower, CA 90707
E-mail Address: skip.taylor1@gmail.com

Current Loans Held (include date of issuance, and original principal amount):

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 229,678

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 91,412

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:
SETAL 7, LLC

	By:	/S/ LESTER E. TAYLOR, JR.
Name: Lester E. Taylor, Jr.
Title: Managing Member

Address:
P.O. Box 1687
Bellflower, CA 90707
E-mail Address: skip.taylor1@gmail.com

Current Loans Held (include date of issuance, and original principal amount): September Debenture, issued September 23, 2011, for $4,642,000; September Debenture, issued September 27, 2011, for $110,000

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):
Warrant No. 2 for the purchase of 145,063 shares; Warrant No. 8 for the purchase of 3,438 shares

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares:

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares:

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:
SETAL 8 TRUST

	By:	/S/ LESTER E. TAYLOR, JR.
Name: Lester E. Taylor, Jr.
Title: Trustee

Address:
P.O. Box 1687
Bellflower, CA 90707
E-mail Address: skip.taylor1@gmail.com

Current Loans Held (include date of issuance, and original principal amount): Setal 8 Note, issued October 21, 2011, for $38,837; Setal 8 Note, issued October 21, 2011, for $71,529; Setal 8 Note, issued October 21, 2011, for $40,849; Arizona Loan, entered into November 6, 2012, with advances of $100,000; Riverside Loan, entered into January 3, 2013, with advances of $311,500

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares:

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares:

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:
SETAL 9 TRUST

	By:	/S/ LESTER E. TAYLOR, JR.
Name: Lester E. Taylor, Jr.
Title: Trustee

Address:
P.O. Box 1687
Bellflower, CA 90707
E-mail Address: skip.taylor1@gmail.com

Current Loans Held (include date of issuance, and original principal amount): Setal 9 Note, issued August, 22, 2012, for $550,000

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):
Warrant No. RN-1 for the purchase of 17,188 shares

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares:

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares:

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:
SETAL 10 TRUST

	By:	/S/ LESTER E. TAYLOR, JR.
Name: Lester E. Taylor, Jr.
Title: Trustee

Address:
P.O. Box 1687
Bellflower, CA 90707
E-mail Address: skip.taylor1@gmail.com

Current Loans Held (include date of issuance, and original principal amount):

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):
Warrant No. WC-1 for the purchase of 17,184 shares

Number of Common Shares held:
Setal 10 Shares: 326,563
Setal 11 Shares:
Subordinated Holder Shares:

Number of Common Shares subject to cancellation:
Setal 10 Shares: 226,563
Setal 11 Shares:
Subordinated Holder Shares:

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:
SETAL 11, LLC

	By:	/S/ LESTER E. TAYLOR, JR.
Name: Lester E. Taylor, Jr.
Title: Managing Member

Address:
P.O. Box 1687
Bellflower, CA 90707
E-mail Address: skip.taylor1@gmail.com

Current Loans Held (include date of issuance, and original principal amount): Setal 11 Note, entered into January 17, 2014, with advances of $2,395,496

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares: 442,969
Subordinated Holder Shares:

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares: 342,969
Subordinated Holder Shares:

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:
TAYLOR FAMILY TRUST

	By:	/S/ LESTER E. TAYLOR, JR.

Name: Lester E. Taylor, Jr.
Title: Trustee

Address:
P.O. Box 1687
Bellflower, CA 90707
E-mail Address: skip.taylor1@gmail.com

Current Loans Held (include date of issuance, and original principal amount): September Debenture, issued September 23, 2011, for $550,000

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):
Warrant No. 7 for the purchase of 17,188 shares

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 52,242

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 20,792

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:	MARTIN J. BRILL

/S/ Martin J. Brill
Martin J. Brill

Current Loans Held (include date of issuance, and original principal amount):

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares:

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 12,999

[Signature Page to Exchange Agreement - Holder]

Exchange Agreement (Execution)

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:

9961 Trust

/S/ Timothy Rand
Name: Timothy Rand
Title: Trustee

Current Loans Held (include date of issuance, and original principal amount):

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares:

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 325

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDER:	15609 Trust

/S/ Timothy Rand
Name: Timothy Rand
Title: Trustee

Current Loans Held (include date of issuance, and original principal amount):

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares:

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 325

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:	OB/GYN Inc. PSP fbo Timothy Rand

/S/ Timothy Rand
Name: Timothy Rand
Title:

Current Loans Held (include date of issuance, and original principal amount):

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares:

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 650

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:	HAROLD E. & EILEEN B. KLEIN JTWROS

/S/ Harold E. Klein
Harold E. Klein

/S/ Eileen B. Klein
Eileen B. Klein

Current Loans Held (include date of issuance, and original principal amount):

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares:

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 16,826

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:	TIMOTHY & CHRISTINE RAND 1991 TRUST

/S/ Timothy Rand
Name: Timothy Rand
Title: Trustee

Current Loans Held (include date of issuance, and original principal amount):

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares:

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 16,826

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement to be effective as of the date first above written.

HOLDERS:	JONATHAN & KRISTEN CHAMBERS

/S/ Johnathan Chambers
Johnathan Chambers

/S/ Kristen Chambers
Kristen Chambers

Address:

Current Loans Held (include date of issuance, and original principal amount):

Warrants Held (Warrant No. and number of shares issuable upon exercise of the Warrant):

Number of Common Shares held:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares:

Number of Common Shares subject to cancellation:
Setal 10 Shares:
Setal 11 Shares:
Subordinated Holder Shares: 1,684